UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2013

PEPCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, DC	20068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 872-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, in March 2013, Pepco Holdings, Inc. (PHI) decided to begin to pursue the early termination of its remaining cross-border energy lease investments, which consisted of hydroelectric generation facilities, coal-fired electric generation facilities and natural gas distribution networks located outside of the United States. Each of these lease investments had been structured as a sale and leaseback transaction, commonly referred to as a sale-in, lease-out transaction, and was held through PHI’s wholly owned subsidiary, Potomac Capital Investment Corporation, and its subsidiaries (collectively, PCI). As of March 31, 2013, PCI’s cross-border energy lease portfolio consisted of six lease investments with an aggregate net investment value of $869 million. Beginning in April 2013 and culminating on July 26, 2013, PCI consummated the early termination of all of its remaining cross-border energy lease investments with the lessees.

As consideration for the early termination of the cross-border energy lease investments and upon the consummation thereof, PHI received aggregate net cash proceeds of $873 million (net of aggregate termination payments of $2.1 billion used to retire the non-recourse debt associated with the terminated leases). It is anticipated that the aggregate pre-tax loss, including transaction costs, to be recognized by PHI on the early termination of the cross-border energy lease investments during 2013 will be approximately $3 million ($2 million after-tax). PHI recorded an aggregate pre-tax loss, including transaction costs, of approximately $14 million ($9 million after-tax) in the second quarter of 2013, and expects to record a pre-tax gain, including transaction costs, of approximately $11 million ($7 million after-tax) in the third quarter of 2013. The pre-tax loss represents the excess of the carrying value of the terminated leases over the net cash proceeds received, and the pre-tax gain represents the excess of the net cash proceeds received over the carrying value of the terminated leases. As a result of the early termination of the remaining cross-border energy lease investments, PHI expects to report the operations associated with the cross-border energy lease investments as discontinued operations beginning in the third quarter of 2013.

The lessees with respect to the terminated cross-border energy leases were Energie AG Oberösterreich, TIWAG-Tiroler Wasserkraft AG, GMK Gasnetwerk B.V., GGR Gasnetwerk B.V, NRE Gasnetwerk B.V. and Bolsover Equipment Leasing Ltd. Other than in connection with the lease investments, there are no material relationships between (i) any of these lessees, and (ii) PHI, or, to PHI’s knowledge, any of its affiliates, any director or officer of PHI, or any associate of any such director or officer.

Item 9.01	Financial Statements and Exhibits.

(b)	Unaudited Pro Forma Condensed Consolidated Financial Information

The following unaudited pro forma condensed consolidated financial information of PHI is presented in Exhibit 99.1 and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated statements of (loss) income from continuing operations for the three months ended March 31, 2013 and 2012

•	Unaudited pro forma condensed consolidated statements of income from continuing operations for the years ended December 31, 2012, 2011 and 2010

•	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2013

•	Notes to the unaudited pro forma condensed consolidated balance sheet and statements of (loss) income from continuing operations

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K with respect to PHI, including PHI’s subsidiaries, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding the intents, beliefs, estimates and current expectations of PHI and such subsidiaries. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue” or the negative of such terms or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause PHI’s and such subsidiaries’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements.

The forward-looking statements contained herein are qualified in their entirety by reference to the following important factors, which are difficult to predict, contain uncertainties, are beyond PHI’s or such subsidiaries’ control and may cause actual results to differ materially from those contained in forward-looking statements:

•	Changes in governmental policies and regulatory actions affecting the energy industry or PHI or any of its subsidiaries;

•	The outcome of pending and future rate cases, including the possible disallowance of recovery of costs and expenses;

•	The presentation and aggregate effects of the termination of the cross-border energy lease investments on PHI’s consolidated financial statements;

•	The resolution of outstanding tax matters with the IRS related to PHI’s former cross-border energy lease investments, and the funding of any additional taxes, interest or penalties that may be due;

•

The expenditures necessary to comply with regulatory or governmental requirements, including regulatory or governmental orders, and to implement reliability enhancement, emergency response and customer service improvement programs;

•	Possible fines, penalties or other sanctions assessed by regulatory or governmental authorities against PHI or its subsidiaries;

•	The impact of adverse publicity and media exposure, which could render PHI or such subsidiaries vulnerable to increased regulatory or governmental oversight and negative customer perception;

•	Changes in tax rates or policies;

•	Changes in accounting standards or practices;

•	Unanticipated changes in operating expenses and capital expenditures;

•	Legal and administrative proceedings (whether civil or criminal) and settlements that affect PHI’s or its subsidiaries’ business and profitability;

•	Interest rate fluctuations and the impact of credit and capital market conditions on the ability to obtain funding on favorable terms; and

•	Effects of geopolitical and other events, including the threat of domestic terrorism or cyber attacks.

These forward-looking statements are also qualified by, and should be read together with, the risk factors included in Part I, Item 1A. “Risk Factors” and other statements in PHI’s Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission (SEC), and in PHI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, as filed with the SEC, and investors should refer to such risk factors and other statements in evaluating the forward-looking statements contained in this Current Report on Form 8-K.

Any forward-looking statements speak only as to the date this Current Report on Form 8-K was filed with the SEC, and PHI does not undertake an obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on PHI’s or its subsidiaries’ business (viewed independently or together), or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date:	August 1, 2013	/s/ FRED BOYLE
		Name: Title:	Frederick J. Boyle Senior Vice President and Chief Financial Officer

INDEX OF EXHIBITS FILED HEREWITH

Exhibit No.	Description of Exhibit

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

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